[LOGO]
Workstream/TM/
The business of people

                                                                Exhibit No. 99.1

                 Workstream Inc. Announces First Quarter Results
                        Positive EBITDA in First Quarter

Ottawa, CANADA, October 10, 2003 - Workstream Inc. (NASDAQ - WSTM), a leading provider of hosted Human Resource (HR) enterprise software and professional services to the Fortune 2000, today announced its first quarter financial results for the period ended August 31, 2003. All figures are in U.S. dollars.


Workstream reported first quarter positive EBITDA of $132,373 or $0.01 per share compared to an EBITDA loss of $1,146,616 or $(0.07) per share for first quarter 2003. This represents an improvement of $1,278,989 over the same time period last year. Gross profit margins improved to 89% of revenues for first quarter 2004 from 81% of revenues for first quarter 2003. Gross profit was $3,735,164 for first quarter 2004 versus $3,766,717 for first quarter 2003. The improvement in the gross profit margin was due to efforts to eliminate redundant operations and pursuit of business that has a greater positive impact to the bottom line.

"We are pleased to report improved results that reflect the execution of our growth strategy in our enterprise software business providing improved business performance and integration of our operations" said Michael Mullarkey, chairman and CEO. "The EBITDA results represent the second consecutive quarter of positive EBITDA and the fourth consecutive quarter of EBITDA improvement. We continue to build on EBITDA and gross profit margin improvement and remain confident of the outstanding opportunities for our company."

Workstream reported first quarter 2004 revenues of $4,178,514 compared to revenue for the same period last year of $4,645,714. The decrease in the company revenues is primarily due to lower Career Transition Services revenues caused by consolidation of office locations during fiscal 2003 as well as a change in marketing strategy towards hosted enterprise software which produces higher margin business. Net loss for first quarter 2004 was $1,749,559 or $(0.08) per share compared to a net loss of $2,216,789 or $(0.13) per share for first quarter 2003. The decrease in the net loss was primarily caused by lower sales and marketing expense partially offset by a non-cash interest expense related to Convertible Notes.


First Quarter Highlights:

         o Released E-Cruiter 5.2; a feature rich release including such items as email-based hiring manager feedback, the ability to email attachments, reporting enhancements, search improvements and a redesign of the user interface;

         o Launched new www.workstreaminc.com corporate site showcasing the company's full suite of services and solutions;

         o        Launched  E-Cruiter Lite;  enabling small and medium customers
                  to  take   advantage   of  flagship   products   benefits  and
                  capabilities; and

         o Released JobPlanet 5.1.8 that focused heavily on performance enhancements and the enrichment of existing functionalities such as email candidate and candidate ratings.


"We are proud of our results and accomplishments this quarter", stated Michael Mullarkey, "The path of steady execution and growth we established last year continues into fiscal year 2004 with particular emphasis on product quality, increased profitability and client service" continued Mullarkey "We intend to maintain our focus on providing the complete talent management solution for HR professionals, which we believe will lead to an increase in clients and ultimately greater success for our company."

EBITDA and EBITDA per share, are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. EBITDA is commonly defined as earnings before interest, taxes, depreciation and amortization. We believe that EBITDA provides useful information to investors as it excludes transactions not related to the core cash operating business activities. We believe that excluding these transactions allows investors to meaningfully trend and analyze the performance of our core cash operations. All companies do not calculate EBITDA in the same manner, and EBITDA as presented by Workstream may not be comparable to EBITDA presented by other companies. Workstream defines EBITDA as earnings or loss before interest, taxes, depreciation amortization and non-recurring goodwill impairment. Included, following the financial statements, is a reconciliation of net loss to EBITDA and EBITDA per share that should be read in conjunction with the financial statements.




About Workstream Inc.

Workstream Inc.  (NASDAQ:  WSTM) is a leading  provider of hosted Human Resource
(HR) enterprise software and professional services to the Fortune 2000. Workstream's products streamline the attraction, recruitment and retention of employees for corporations. Workstream has been named to the Deloitte & Touche Fast 50 list of the fastest growing software companies. Through its 12 offices and 170 dedicated human resource professionals across North America, Workstream services customers such as Eli Lilly, Nordstrom, Nike, Home Depot, Samsung, KPMG and Sony Music. For more information visit http:www.workstreaminc.com or call toll free 1-866-470-WORK.


Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations or beliefs of Workstream's management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: inability to grow our client base and revenue because of the number of competitors and the verity of sources of competition we face; client attrition; inability to offer services that are superior and cost effective when compared to the services being offered by our competitors; inability to further identify, develop and achieve success for new products, services and technologies; increased competition and its effect on pricing, spending, third-party relationships and revenues; as well as the inability to enter into successful strategic relationships and other risks detailed from time to time in filings with the Securities and Exchange Commission.

For more information contact:

Investor Relations:
Tammie Brown
Workstream
Tel:  877-327-8483 ext. 263
Email:  tammie.brown@workstreaminc.com

PART I - FINANCIAL INFORMATION
ITEM 1.  UNAUDITED FINANCIAL STATEMENTS

WORKSTREAM INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(UNITED STATES DOLLARS)

                                                                         AUGUST 31, 2003       MAY 31, 2003
                                                                         ----------------------------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                                                $    477,466          $    255,173
Restricted cash                                                             1,221,552             1,307,439
Short-term investments                                                        112,703                38,419
Accounts receivable, net of allowance for doubtful
  accounts of $55,969  (May 31, 2003 - $55,828)                             1,170,145               933,889
Prepaid expenses                                                              423,724               133,551
Other assets                                                                  402,492               201,877
                                                                         ----------------------------------
                                                                            3,808,082             2,870,348
CAPITAL ASSETS                                                                905,631             1,138,276
OTHER ASSETS                                                                  121,809               143,500
ACQUIRED INTANGIBLE ASSETS                                                  7,904,220             9,082,926
GOODWILL                                                                   17,446,585            17,383,437
                                                                         ----------------------------------
                                                                         $ 30,186,327          $ 30,618,487
                                                                         ==================================

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

   Accounts payable                                                      $  1,882,557          $  1,909,896
   Accrued liabilities                                                      1,032,117             1,093,133
   Accrued exit costs                                                          44,570               117,702
   Line of credit                                                             518,681               593,452
   Accrued compensation                                                       542,947               443,144
   Current portion of convertible notes                                       619,459               449,071
   Current portion of long-term obligations                                    28,863                31,662
   Current portion of related party obligation                                184,634               178,623
   Current portion of capital lease obligations                                76,700                97,882
   Deferred revenue                                                         1,312,938             1,367,362
                                                                         ----------------------------------
                                                                            6,243,466             6,281,927
DEFERRED INCOME TAX LIABILITY                                               2,168,468             2,607,981
CAPITAL LEASE OBLIGATIONS                                                      59,241                73,316
LEASEHOLD INDUCEMENTS                                                         135,976               142,274
LONG-TERM OBLIGATIONS                                                          79,374                85,243
RELATED PARTY OBLIGATIONS                                                   2,398,831             2,403,407
                                                                         ----------------------------------
                                                                           11,085,356            11,594,148
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
CAPITAL STOCK
Issued and outstanding,  no par value - 22,223,249 common shares
   (May 31, 2003 - 19,951,570)                                             48,467,521            47,158,583
Additional paid-in capital                                                  5,239,850             4,721,516
Accumulated other comprehensive loss                                         (894,397)             (893,316)
Accumulated deficit                                                       (33,712,003)          (31,962,444)
                                                                         ----------------------------------
                                                                           19,100,971            19,024,339
                                                                         ----------------------------------
                                                                         $ 30,186,327          $ 30,618,487
                                                                         ==================================

WORKSTREAM INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNITED STATES DOLLARS)


                                              Three Months Ended August 31,
                                               2003                  2002
                                          -------------------------------------


REVENUE                                   $  4,178,514          $  4,645,714
COST OF REVENUES (exclusive of
     depreciation, shown below)                443,350               878,997
                                          -------------------------------------
GROSS PROFIT                                 3,735,164             3,766,717
                                          -------------------------------------

EXPENSES
Selling and marketing                        1,067,331             2,051,149
General and administrative                   2,424,432             2,553,944
Research and development                       111,028               308,240
Amortization and depreciation                1,404,436             1,256,366
                                          -------------------------------------
                                             5,007,227             6,169,699
                                          -------------------------------------
OPERATING LOSS                              (1,272,063)           (2,402,982)
                                          -------------------------------------

OTHER INCOME AND (EXPENSES)
Interest and other income                        1,697                12,932
Interest and other expense                    (919,665)             (158,608)
                                          -------------------------------------
                                              (917,968)             (145,676)
                                          -------------------------------------
LOSS BEFORE INCOME TAX                      (2,190,031)           (2,548,658)
Recovery of deferred income taxes              439,513               331,869
Other income tax recovery                          959                    --
                                          -------------------------------------
NET LOSS FOR THE PERIOD                   $ (1,749,559)         $ (2,216,789)
                                          =====================================

WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING
     DURING THE PERIOD                      21,777,379            16,983,809
                                          =====================================

BASIC AND DILUTED NET LOSS
     PER COMMON SHARE                     $      (0.08)         $      (0.13)
                                          =====================================



The accompanying notes are an integral part of these unaudited financial statements.

WORKSTREAM INC.
UNAUDITED RECONCILIATION OF EARNINGS OR LOSS BEFORE INTEREST, TAXES, DEPRECIATION, AMORTIZATION AND NON RECURRING GOODWILL IMPAIRMENT (EBITDA) (UNITED STATES DOLLARS)

                                                                             Three months ended,
                                              August 31,          May 31,        February 28,      November 30,       August 31,
                                                 2003              2003              2003              2002              2002
                                            ------------------------------------------------------------------------------------
Net loss, per GAAP                          $ (1,749,559)     $ (3,514,258)     $ (1,889,496)     $ (2,056,059)     $ (2,216,789)
Recovery of deferred income taxes               (439,513)         (299,112)         (491,488)         (463,763)         (331,869)

Current income tax recovery                         (959)          (42,128)               --                --                --
Interest and other expense                       919,665           386,216           464,587           183,634           158,608
Interest and other income                         (1,697)           (8,904)           (1,814)          (23,595)          (12,932)
Amortization and depreciation                  1,404,436         1,363,490         1,735,166         1,742,119         1,256,366
Impairment write-down of goodwill                     --         2,133,242                --                --                --
                                            ------------------------------------------------------------------------------------
EBITDA (EBITDA loss)                        $    132,373      $     18,546      $   (183,045)     $   (617,664)     $ (1,146,616)
                                            ====================================================================================
Weighted average number of common
   shares outstanding during the period       21,777,379        19,687,834        19,174,247        18,582,012        16,983,809
                                            ====================================================================================

Basic and diluted loss per share,
   per GAAP                                 $      (0.08)     $      (0.18)     $      (0.10)     $      (0.11)     $      (0.13)
                                            ====================================================================================
Basic and diluted EBITDA
 (EBITDA loss)  per share                   $       0.01      $       0.00      $      (0.01)     $      (0.03)     $      (0.07)
                                            ====================================================================================